                                                                   EXHIBIT 99.16

[LOGO] POPULAR                 PRELIMINARY SAMPLE                         [LOGO]
       ABS, INC.(SM)           POPULAR ABS 2005-5                           FBR


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

                                                                                      WT. AVG.  WT. AVG.
                         NO. OF                      % OF    WT. AVG.                EFFECTIVE  DEBT-TO-
                        MORTGAGE     PRINCIPAL    PRINCIPAL    GROSS    %   WT. AVG   COMBINED   INCOME       % FULL
BY LOAN TYPE              LOANS       BALANCE      BALANCE    COUPON   ARM    FICO      LTV       RATIO   DOCUMENTATION
                        --------  --------------  ---------  --------  ---  -------  ---------  --------  -------------
Fixed Rate                 1,945  333,119,266.99      89.84     7.244    0      628      83.78     41.67          68.62
Fixed 30 yr -- 60mo IO       110   28,016,710.28       7.56     6.713    0      667      86.32     42.84          84.82
Balloon 30/15                 37    5,369,771.76       1.45     6.625    0      648      85.18     43.46          88.53
Balloon 30/15 60mo IO         15    3,000,882.00       0.81     6.514    0      673      90.97     36.18          93.31
Fixed 15 yr -- 60mo IO         6      974,050.00       0.26     6.486    0      659      92.05     36.61            100
Fixed 20 yr -- 60mo IO         1      330,000.00       0.09      6.99    0      681        100     30.66            100
                        --------  --------------  ---------  --------  ---  -------  ---------  --------  -------------
TOTAL:                     2,114  370,810,681.03        100     7.187    0      632      84.09     41.72          70.45
                        ========  ==============  =========  ========  ===  =======  =========  ========  =============
                             %        % OWNER  % INVESTOR
BY LOAN TYPE            REFINANCING  OCCUPIED  PROPERTIES
                        -----------  --------  ----------
Fixed Rate                    88.52     94.63        5.37
Fixed 30 yr -- 60mo IO        79.01     99.62        0.38
Balloon 30/15                 88.88       100           0
Balloon 30/15 60mo IO          78.9       100           0
Fixed 15 yr -- 60mo IO        88.83       100           0
Fixed 20 yr -- 60mo IO          100       100           0
                        -----------  --------  ----------
TOTAL:                        87.74     95.15        4.85
                        ===========  ========  ==========

                                                                                  WT. AVG.   WT. AVG.
                      NO. OF                      % OF    WT. AVG.               EFFECTIVE   DEBT-TO-
                     MORTGAGE     PRINCIPAL    PRINCIPAL   GROSS    %   WT. AVG   COMBINED    INCOME      % FULL          %
BY ORIGINAL IO TERM    LOANS       BALANCE      BALANCE   COUPON   ARM   FICO       LTV       RATIO   DOCUMENTATION  REFINANCING
                     --------  --------------  ---------  -------- ---  -------  ---------  --------  -------------  -----------
Non-IO                  1,982  338,489,038.75      91.28     7.234    0      629       83.8      41.7          68.94        88.53
60 Month                  132   32,321,642.28       8.72      6.69    0      667      87.06     41.91          86.22        79.51
                     --------  --------------  ---------  --------  ---  -------  ---------  --------  -------------  -----------
TOTAL:                  2,114  370,810,681.03        100     7.187    0      632      84.09     41.72          70.45        87.74
                     ========  ==============  =========  ========  ===  =======  =========  ========  =============  ===========
                     % OWNER   % INVESTOR
BY ORIGINAL IO TERM  OCCUPIED  PROPERTIES
                     --------  ----------
Non-IO                  94.72        5.28
60 Month                99.67        0.33
                     --------  ----------
TOTAL:                  95.15        4.85
                     ========  ==========

                                                                                   WT. AVG.  WT. AVG.
                      NO. OF                      % OF    WT. AVG.                EFFECTIVE  DEBT-TO-
                     MORTGAGE     PRINCIPAL    PRINCIPAL   GROSS    %   WT. AVG   COMBINED    INCOME     % FULL           %
BY OCCUPANCY STATUS    LOANS       BALANCE      BALANCE   COUPON   ARM    FICO      LTV       RATIO   DOCUMENTATION  REFINANCING
                     --------  --------------  --------- --------  ---  -------  ---------  --------  -------------  -----------
Owner-Occupied          2,003  352,828,904.90      95.15     7.173    0      631      84.53     41.82           71.5        87.93
Non-Owner Occupied        111   17,981,776.13       4.85     7.469    0      653      75.29     39.75          49.76        84.03
                     --------  --------------  ---------  --------  ---  -------  ---------  --------  -------------  -----------
TOTAL:                  2,114  370,810,681.03        100     7.187    0      632      84.09     41.72          70.45        87.74
                     ========  ==============  =========  ========  ===  =======  =========  ========  =============  ===========
                      % OWNER  % INVESTOR
BY OCCUPANCY STATUS  OCCUPIED  PROPERTIES
                     --------  ----------
Owner-Occupied            100           0
Non-Owner Occupied          0         100
                     --------  ----------
TOTAL:                  95.15        4.85
                     ========  ==========

                                                                                WT. AVG.  WT. AVG.
                   NO. OF                      % OF    WT. AVG.                EFFECTIVE  DEBT-TO-
                  MORTGAGE     PRINCIPAL    PRINCIPAL   GROSS    %   WT. AVG    COMBINED   INCOME      % FULL          %
BY DOCUMENTATION    LOANS       BALANCE      BALANCE   COUPON   ARM    FICO      LTV       RATIO   DOCUMENTATION  REFINANCING
                  --------  --------------  ---------  -------- ---  -------  ---------  --------  -------------  -----------
Full Doc             1,570  261,221,716.05      70.45     7.185    0      626      85.99     41.65            100        90.79
Stated Income          534  106,216,346.00      28.64      7.19    0      648      79.51     42.13              0        80.87
Alt Doc                  9    3,132,888.94       0.84     7.359    0      624      83.42     33.65              0        65.33
Lite Doc                 1      239,730.04       0.06     5.375    0      747       43.6     43.91              0          100
                  --------  --------------  ---------  --------  ---  -------  ---------  --------  -------------  -----------
TOTAL:               2,114  370,810,681.03        100     7.187    0      632      84.09     41.72          70.45        87.74
                  ========  ==============  =========  ========  ===  =======  =========  ========  =============  ===========

                   % OWNER  % INVESTOR
BY DOCUMENTATION  OCCUPIED  PROPERTIES
                  --------  ----------
Full Doc             96.57        3.43
Stated Income        91.99        8.01
Alt Doc              83.17       16.83
Lite Doc               100           0
                  --------  ----------
TOTAL:               95.15        4.85
                  ========  ==========

                                                                              WT. AVG.  WT. AVG.
                 NO. OF                      % OF    WT. AVG.                EFFECTIVE  DEBT-TO-
                MORTGAGE     PRINCIPAL    PRINCIPAL    GROSS    %   WT. AVG   COMBINED   INCOME       % FULL          %
DEBT-TO-INCOME    LOANS       BALANCE      BALANCE    COUPON   ARM    FICO      LTV       RATIO   DOCUMENTATION  REFINANCING
                --------  --------------  ---------  --------  ---  -------  ---------  --------  -------------  -----------
<= 30.00             266   38,796,952.02      10.46     7.205    0      630       82.8     23.86          80.24        87.96
30.01 -- 35.00       219   34,071,352.17       9.19     7.296    0      628      83.04     32.53          73.18        89.03
35.01 -- 40.00       326   53,461,491.66      14.42       7.3    0      628      82.77     37.77          73.76         89.1
40.01 -- 45.00       493   89,311,190.58      24.09      7.11    0      637      82.69     42.84          58.66        86.52
45.01 -- 50.00       654  121,322,560.82      32.72     7.177    0      631      85.43     47.87          68.92        88.48
50.01 -- 55.00       147   31,798,096.94       8.58     7.109    0      639       87.6     52.47          87.03        85.19
55.01 -- 60.00         9    2,049,036.84       0.55      7.22    0      622      86.88     56.25            100        75.75
                --------  --------------  ---------  --------  ---  -------  ---------  --------  -------------  -----------
TOTAL:             2,114  370,810,681.03        100     7.187    0      632      84.09     41.72          70.45        87.74
                ========  ==============  =========  ========  ===  =======  =========  ========  =============  ===========

                 % OWNER  % INVESTOR
DEBT-TO-INCOME  OCCUPIED  PROPERTIES
                --------  ----------
<= 30.00           93.11        6.89
30.01 -- 35.00     94.89        5.11
35.01 -- 40.00     94.66        5.34
40.01 -- 45.00     95.35        4.65
45.01 -- 50.00     95.66        4.34
50.01 -- 55.00     95.93        4.07
55.01 -- 60.00       100           0
                --------  ----------
TOTAL:             95.15        4.85
                ========  ==========

Wt. Avg. DTI: 41.72

                                                                                            WT. AVG.  WT. AVG.
                              NO. OF                     % OF      WT. AVG.                EFFECTIVE  DEBT-TO-
                             MORTGAGE     PRINCIPAL    PRINCIPAL    GROSS    %   WT. AVG   COMBINED   INCOME       % FULL
SILENT SECONDS                 LOANS       BALANCE      BALANCE    COUPON   ARM    FICO      LTV       RATIO   DOCUMENTATION
                             --------  --------------  ---------  --------  ---  -------  ---------  --------  -------------
Does not have Silent Second     1,930  339,551,716.17      91.57     7.205    0      631      82.74     41.59          69.88
Has Silent Second                 184   31,258,964.86       8.43     6.988    0      640      98.72     43.17          76.64
                             --------  --------------  ---------  --------  ---  -------  ---------  --------  -------------
TOTAL:                          2,114  370,810,681.03        100     7.187    0      632      84.09     41.72          70.45
                             ========  ==============  =========  ========  ===  =======  =========  ========  =============

                                  %        % OWNER  % INVESTOR
SILENT SECONDS               REFINANCING  OCCUPIED  PROPERTIES
                             -----------  --------  ----------
Does not have Silent Second        89.67     94.79        5.21
Has Silent Second                  66.83     99.04        0.96
                             -----------  --------  ----------
TOTAL:                             87.74     95.15        4.85
                             ===========  ========  ==========

Effective Combined LTV (taking into account the silent seconds): 82.48

DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

                                                                                    WT. AVG.  WT. AVG.
                      NO. OF                      % OF     WT. AVG.                EFFECTIVE  DEBT-TO-
                     MORTGAGE     PRINCIPAL    PRINCIPAL    GROSS    %   WT. AVG    COMBINED   INCOME      % FULL          %
BY LOAN TYPE           LOANS       BALANCE      BALANCE    COUPON   ARM    FICO      LTV       RATIO   DOCUMENTATION  REFINANCING
                     --------  --------------  ---------  --------  ---  -------  ---------  --------  -------------  -----------
ARM 2/28                1,292  223,304,757.01      50.05     7.279  100      618      87.89     43.36          57.44        61.08
ARM 2/28 -- 60mo IO       487  114,643,460.19      25.69     6.877  100      650      90.88      43.3          53.34        55.77
ARM 3/27                  270   53,081,132.62       11.9     7.232  100      626      88.31     41.74          55.96        63.26
ARM 3/27 -- 60mo IO       102   25,941,717.45       5.81     6.625  100      658      89.43     42.14          74.76        67.03
ARM 5/25                   85   19,158,682.51       4.29     6.751  100      641       86.6     42.92          61.31        80.96
ARM 5/25 -- 60mo IO        35   10,062,079.16       2.26     6.159  100      681      85.84     39.58          95.13        92.85
                     --------  --------------  ---------  --------  ---  -------  ---------  --------  -------------  -----------
TOTAL:                  2,271  446,191,828.94        100     7.084  100      632       88.7     42.98          58.23        61.89
                     ========  ==============  =========  ========  ===  =======  =========  ========  =============  ===========

                      % OWNER  % INVESTOR
BY LOAN TYPE         OCCUPIED  PROPERTIES
                     --------  ----------
ARM 2/28                97.11        2.89
ARM 2/28 -- 60mo IO     98.45        1.55
ARM 3/27                98.58        1.12
ARM 3/27 -- 60mo IO     95.11        4.89
ARM 5/25                94.26        5.74
ARM 5/25 -- 60mo IO       100           0
                     --------  ----------
TOTAL:                  97.45        2.51
                     ========  ==========

                                                                                    WT. AVG.  WT. AVG.
                      NO. OF                      % OF     WT. AVG.                EFFECTIVE  DEBT-TO-
                     MORTGAGE     PRINCIPAL    PRINCIPAL    GROSS    %   WT. AVG   COMBINED   INCOME       % FULL          %
BY ORIGINAL IO TERM    LOANS       BALANCE      BALANCE    COUPON   ARM    FICO      LTV       RATIO   DOCUMENTATION  REFINANCING
                     --------  --------------  ---------  --------  ---  -------  ---------  --------  -------------  -----------
0                       1,647  295,544,572.14      66.24     7.236  100      621      87.88     43.04          57.42        62.76
60                        624  150,647,256.80      33.76     6.786  100      653      90.29     42.85          59.82        60.19
                     --------  --------------  ---------  --------  ---  -------  ---------  --------  -------------  -----------
TOTAL:                  2,271  446,191,828.94        100     7.084  100      632       88.7     42.98          58.23        61.89
                     ========  ==============  =========  ========  ===  =======  =========  ========  =============  ===========
                      % OWNER  % INVESTOR
BY ORIGINAL IO TERM  OCCUPIED  PROPERTIES
                     --------  ----------
0                       97.19        2.76
60                      97.98        2.02
                     --------  ----------
TOTAL:                  97.45        2.51
                     ========  ==========

                                                                                   WT. AVG.  WT. AVG.
                      NO. OF                      % OF    WT. AVG.                EFFECTIVE  DEBT-TO-
                     MORTGAGE     PRINCIPAL    PRINCIPAL    GROSS    %   WT. AVG   COMBINED   INCOME       % FULL          %
BY OCCUPANCY STATUS    LOANS       BALANCE      BALANCE    COUPON   ARM    FICO      LTV       RATIO   DOCUMENTATION  REFINANCING
                     --------  --------------  ---------  --------  ---  -------  ---------  --------  -------------  -----------
Owner-Occupied          2,208  434,829,747.85      97.45     7.068  100      631       88.8     43.03          58.37        62.45
Non-Owner Occupied         62   11,203,018.27       2.51     7.689  100      665      84.47     40.73          53.55        41.02
Second Home                 1      159,062.82       0.04       7.5  100      655         90      42.1              0            0
                     --------  --------------  ---------  --------  ---  -------  ---------  --------  -------------  -----------
TOTAL:                  2,271  446,191,828.94        100     7.084  100      632       88.7     42.98          58.23        61.89
                     ========  ==============  =========  ========  ===  =======  =========  ========  =============  ===========

                      % OWNER  % INVESTOR
BY OCCUPANCY STATUS  OCCUPIED  PROPERTIES
                     --------  ----------
Owner-Occupied            100           0
Non-Owner Occupied          0         100
Second Home                 0           0
                     --------  ----------
TOTAL:                  97.45        2.51
                     ========  ==========

                                                                                WT. AVG.  WT. AVG.
                   NO. OF                      % OF    WT. AVG.                EFFECTIVE  DEBT-TO-
                  MORTGAGE     PRINCIPAL    PRINCIPAL    GROSS    %   WT. AVG   COMBINED   INCOME       % FULL          %
BY DOCUMENTATION    LOANS       BALANCE      BALANCE    COUPON   ARM    FICO      LTV      RATIO    DOCUMENTATION  REFINANCING
                  --------  --------------  ---------  --------  ---  -------  ---------  --------  -------------  -----------
Full Doc             1,412  259,829,636.56      58.23     6.951  100      621      88.46     42.86            100        72.38
Stated Income          838  180,461,240.47      40.44     7.272  100      647      89.05     43.26              0        46.95
Alt Doc                 19    5,460,407.53       1.22     7.264  100      626      87.26     39.31              0        58.19
Lite Doc                 2      440,544.38        0.1     6.486  100      693      97.09     38.87              0        41.73
                  --------  --------------  ---------  --------  ---  -------  ---------  --------  -------------  -----------
TOTAL:               2,271  446,191,828.94        100     7.084  100      632       88.7     42.98          58.23        61.89
                  ========  ==============  =========  ========  ===  =======  =========  ========  =============  ===========


                   % OWNER  % INVESTOR
BY DOCUMENTATION  OCCUPIED  PROPERTIES
                  --------  ----------
Full Doc             97.69        2.31
Stated Income        97.49        2.42
Alt Doc               84.8        15.2
Lite Doc               100           0
                  --------  ----------
TOTAL:               97.45        2.51
                  ========  ==========


                                                                                        WT. AVG.  WT. AVG.
                         NO. OF                        % OF    WT. AVG.                EFFECTIVE  DEBT-TO-
                        MORTGAGE       PRINCIPAL    PRINCIPAL   GROSS    %    WT. AVG   COMBINED   INCOME       % FULL
DEBT-TO-INCOME           LOANS          BALANCE      BALANCE    COUPON   ARM    FICO      LTV       RATIO   DOCUMENTATION
                     -------------  --------------  ---------  --------  ---  -------  ---------  --------  -------------
<= 30.00                       186   29,617,547.22       6.64     7.256  100      631      86.86     24.04          63.98
30.01 -- 35.00                 204   35,698,232.18          8     7.056  100      633      86.88     32.56          66.69
35.01 -- 40.00                 319   59,540,966.67      13.34     7.044  100      632      88.88     37.64          59.66
40.01 -- 45.00                 527  103,554,941.95      23.21     7.004  100      638       89.3     42.56          52.23
45.01 -- 50.00                 809  167,320,755.91       37.5     7.119  100      633       88.8     47.81          53.59
50.01 -- 55.00                 214   47,528,916.96      10.65      7.09  100      620      89.32     52.33          73.92
55.01 -- 60.00                  11    2,820,667.47       0.63     7.283  100      608      88.73      56.3          90.83
60.01 >=                         1      109,800.58       0.02       6.5  100      557      60.44     60.44            100
                     -------------  --------------  ---------  --------  ---  -------  ---------  --------  -------------
TOTAL:                       2,271  446,191,828.94        100     7.084  100      632       88.7     42.98          58.23
                     =============  ==============  =========  ========  ===  =======  =========  ========  =============
Wt. Avg. DTI: 42.98

                          %        % OWNER  % INVESTOR
DEBT-TO-INCOME       REFINANCING  OCCUPIED  PROPERTIES
                     -----------  --------  ----------
<= 30.00                   61.67     96.43        3.57
30.01 -- 35.00             68.39     95.53        4.47
35.01 -- 40.00             61.25     97.77        2.23
40.01 -- 45.00             61.32     97.08        2.77
45.01 -- 50.00             59.02     97.65        2.35
50.01 -- 55.00             68.75     99.12        0.88
55.01 -- 60.00             69.33       100           0
60.01 >=                     100       100           0
                     -----------  --------  ----------
TOTAL:                     61.89     97.45        2.51
                     ===========  ========  ==========
Wt. Avg. DTI: 42.98

                                                                                           WT. AVG.  WT. AVG.
                              NO. OF                      % OF    WT. AVG.                EFFECTIVE  DEBT-TO-
                             MORTGAGE     PRINCIPAL    PRINCIPAL   GROSS    %    WT. AVG   COMBINED   INCOME      % FULL
SILENT SECONDS                 LOANS       BALANCE      BALANCE   COUPON   ARM    FICO       LTV       RATIO   DOCUMENTATION
                             --------  --------------  ---------  --------  ---  -------  ---------  --------  -------------
Does not have Silent Second     1,593  318,319,559.17      71.34     7.166  100      625      84.44     42.71          65.82
Has Silent Second                 678  127,872,269.77      28.66     6.879  100      649      99.28     43.64          39.34
                             --------  --------------  ---------  --------  ---  -------  ---------  --------  -------------
TOTAL:                          2,271  446,191,828.94        100     7.084  100      632       88.7     42.98          58.23
                             ========  ==============  =========  ========  ===  =======  =========  ========  =============

                                  %        % OWNER  % INVESTOR
SILENT SECONDS               REFINANCING  OCCUPIED  PROPERTIES
                             -----------  --------  ----------
Does not have Silent Second        73.81     96.79        3.16
Has Silent Second                  32.21     99.11        0.89
                             -----------  --------  ----------
TOTAL:                             61.89     97.45        2.51
                             ===========  ========  ==========

Effective Combined LTV (taking into account the silent seconds): 83.11

DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.